As filed with the Securities and Exchange Commission on January 28, 2008.

SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

FILE NUMBER 811-4173 SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X] Filed by the Registrant

[ ] Filed by a Party other than the Registrant

Check the appropriate box: [X] Preliminary Proxy Statement [ ] Definitive Proxy Statement [ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

JOHN HANCOCK INVESTORS TRUST

 (Name of Registrant as Specified in Its Charter)

JOHN HANCOCK INVESTORS TRUST

(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or

14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

John Hancock Investors Trust John Hancock Income Securities Trust

February 14, 2008 Dear Fellow Shareholder:

As an investor in one of or both the funds listed above, you are cordially invited to attend the annual shareholder meeting on Monday, March 31, 2008, at 2:00 P.M., Eastern Time, to be held at the offices of John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210-2805.

The proposal set forth in the enclosed proxy statement concerning the election of each fund’s trustees is a routine item. A routine item is one that occurs annually and makes no fundamental or material changes to a fund’s investment objectives, policies or restrictions, or to a fund’s investment management contracts.

In addition, management of the funds proposes that the charter documents of each fund be amended to permit the Board to delegate the authority to declare dividends to a Dividend Committee appointed by the Board. This item is not considered a routine item.

Elect your fund’s Board of Trustees

For each fund, the proposal asks common shareholders to elect five Trustees and preferred shareholders to elect two Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee’s background.

Authorize a Dividend Committee to declare your fund’s dividends

Dividends issued by other John Hancock funds normally are declared by a Dividend Committee appointed by the Board and later ratified by the Board. Each fund’s charter document, referred to as a “Declaration of Trust,” which dates back to 1984, currently does not permit this arrangement, however. For administrative ease, management proposes that each Declaration of Trust be amended to do so. Your proxy statement describes the proposed amendment.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund’s expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 A.M. and 7:00 P.M., Eastern Time.

Thank you in advance for your prompt action on this very important matter.

JOHN HANCOCK INVESTORS TRUST JOHN HANCOCK INCOME SECURITIES TRUST 601 Congress Street, Boston, Massachusetts 02210 NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS To Be Held on March 31, 2008

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of: John Hancock Investors Trust John Hancock Income Securities Trust:

A shareholder meeting for each fund will be held at 601 Congress Street, Boston, Massachusetts, on Monday, March 31, 2008, at 2:00 P.M., Eastern Time, and shareholders of each fund will consider the following:

(1)	To elect Trustees to serve until their respective successors have been duly elected and qualified. Common shareholders may elect five Trustees and preferred shareholders may elect two Trustees.

(2)	To amend the fund’s Declaration of Trust (the “Declaration”) to permit the fund’s Board of Trustees to delegate the authority to declare dividends to a Dividend Committee consisting of trustees, officers, employees or agents of the fund.

(3)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of the proposal.

Shareholders of record of each fund, as of the close of business on January 24, 2008, are entitled to notice of and to vote at the fund’s annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 14, 2008.

Whether or not you can attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

By order of the Board of Trustees,

Thomas M. Kinzler Corporate Secretary

February 14, 2008

JOHN HANCOCK INVESTORS TRUST JOHN HANCOCK INCOME SECURITIES TRUST 601 Congress Street, Boston, Massachusetts 02210 ANNUAL MEETINGS OF SHAREHOLDERS To Be Held on March 31, 2008

PROXY STATEMENT

     This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund’s report, please send a written request to the attention of the fund at 601 Congress Street, Boston, MA 02210 or call John Hancock Funds at 1-800-892-9552.

     This proxy statement is being used by each fund’s Trustees to solicit proxies to be voted at the annual meeting of each fund’s shareholders. The meetings will be held at 601 Congress Street, Boston, Massachusetts, on Monday, March 31, 2008, at 2:00 P.M., Eastern Time.

  John Hancock Investors Trust (“Investors”);
  John Hancock Income Securities Trust (“Income Securities”).

     If you sign the enclosed proxy card and return it in time to be voted at the meetings, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR both proposals. If you want to revoke your proxy, you may do so before it is exercised at the meetings by filing a written notice of revocation with the fund at 601 Congress Street, Boston, Massachusetts 02210, by returning a signed proxy with a later date before the meeting or, if attending the meeting of your fund and voting in person, by notifying your fund’s secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

     The Trustees of each fund have fixed the close of business on January 24, 2008 as the record date to determine which shareholders are entitled to vote at the meeting. Common and preferred shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund and respective share class. On the record date, the following number of shares of beneficial interest of each fund was outstanding:

Fund	Common Shares	Preferred Shares

John Hancock Investors Trust	8,309,412	3,440
John Hancock Income Securities Trust	11,328,859	3,560

     The funds’ management does not know of anyone who beneficially owned more than 5% of either class of any fund’s shares outstanding on the record date. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.) Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

PROPOSAL ONE

ELECTION OF TRUSTEES (Common shares and preferred shares of each fund)

General

     Each fund’s Board of Trustees consists of seven members. Holders of the common shares are entitled to elect five Trustees and holders of the preferred shares are entitled to elect two Trustees. Messrs. Boyle, Carlin, Cunningham, Ladner and Pruchansky have been designated as subject to election by holders of the common shares of each fund. Ms. McGill Peterson and Mr. Moore have been designated as subject to election by holders of the preferred shares of each fund.

     As of the date of this proxy, each nominee for election currently serves as a Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, as the funds’ Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal One

     For each fund, Messrs. Boyle, Carlin, Cunningham, Ladner and Pruchansky are the current nominees for election by the common shareholders and Ms. McGill Peterson and Mr. Moore are the current nominees for election by the preferred shareholders.

Vote Required for Proposal One

     The vote of a plurality of the votes cast by the common shares and the preferred shares, voting as separate classes, of a fund is sufficient to elect the common shares’ and preferred shares’ respective nominees for that fund.

Information Concerning Nominees

     The following table sets forth certain information regarding the nominees for election to the Boards. The table also shows his or her principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the Trustee.

Number of
Name, (Year of Birth), Address(1)	Principal Occupation(s) and	Trustee	John Hancock Funds
and Position with the Fund	other Directorships during the Past Five Years	Since	Overseen Currently

NOMINEES FOR ELECTION

Independent Trustees
James F. Carlin	Director and Treasurer, Alpha Analytical Inc. (chemical	2005	55
(1940)	analysis) (since 1985); Part Owner and Treasurer,
Interim Chairman	Lawrence Carlin Insurance Agency, Inc. (since 1995);
and Trustee	Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Chairman and CEO,
Carlin Consolidated, Inc. (management/investments)
(since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993 – 2003).

William H. Cunningham	Former Chancellor, University of Texas System and	2005	55
(1944)	former President of the University of Texas, Austin,
Trustee	Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Lincoln National
Corporation (insurance) (since 2006); Hayes Lemmerz
International, Inc. (diversified automotive parts supply
company) (since 2003); Hire.com (until 2004), STC
Broadcasting, Inc. and Sunrise Television Corp. (until
2001), Symtx, Inc. (electronic manufacturing) (since
2001), Adorno/Rogers Technology, Inc. (until 2004),
Pinnacle Foods Corporation (until 2003), rateGenius
(until 2003), Jefferson-Pilot Corporation (diversified
life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com
(until 2001), Southwest Airlines (since 2000),
Introgen (manufacturer of biopharmaceuticals) (since
2000), and Viasystems Group, Inc. (electronic
manufacturer) (until 2003); Advisory Director, Q
Investments (until 2003); Advisory Director, J.P.
Morgan-Chase Bank (formerly Texas Commerce Bank
— Austin), LIN Television (until 2008), WilTel
Communications (until 2003), Hicks Acquisition
Company I, Inc. (since 2007).

Charles L. Ladner	Chairman and Trustee, Dunwoody Village, Inc.	2004	55
(1938)	(retirement services) (until 2003); Senior Vice
Trustee	President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired
1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas
distribution) (until 1997); Director, EnergyNorth, Inc.
(until 1997); Director, Parks and History Association
(until 2007).

Number of
Name, (Year of Birth), Address(1)	Principal Occupation(s) and	Trustee	John Hancock Funds
and Position with the Fund	other Directorships during the Past Five Years	Since	Overseen Currently

John A. Moore†	President and Chief Executive Officer, Institute for	1996	55
(1939)	Evaluating Health Risks (nonprofit institution) (until
Trustee	2001); Senior Scientist, Sciences International (health
research) (until 2003); Former Assistant Administrator,
Environmental Protection Agency, Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT
(nonprofit research) (since 2002).

Patti McGill Peterson†	Executive Director, Council for International	1996	55
(1943)	Exchange of Scholars and Vice President, Institute
Trustee	of International Education (since 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1998); Former President of Wells
College, Aurora, New York and St. Lawrence
University, Canton, NY; Director, Niagara Mohawk
Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program
(since 2002); Director, Lois Roth Endowment (since
2002); Director, Council for International Exchange
(since 2003).

Steven R. Pruchansky	Chairman and Chief Executive Officer, Greenscapes of	2005	55
(1944)	Southwest Florida, Inc. (since 2000); Director and
Trustee	President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real
estate) (since 2001); Director, First Signature Bank &
Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp.
(until 1991).

Non-Independent Trustee
James R. Boyle*	Executive Vice President, Manulife Financial	2005	265
(1959)	Corporation (since 1999); President, John Hancock
Trustee	Variable Life Insurance Company (March 2007 to
Present); Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman
and Director, John Hancock Advisers, LLC (the
“Adviser”), The Berkeley Financial Group, LLC
(“The Berkeley Group”) (holding company) and John
Hancock Funds, LLC (since 2005); Senior Vice
President, The Manufacturers Life Insurance Company
(U.S.A.) (until 2004).

*	“Interested person,” as defined in the Investment Company Act of 1940, as amended, of the funds and the Adviser.
† Trustee representing the holders of the preferred shares. Executive Officers The table below lists each fund's executive officers.

Name, (Year of Birth), Address(1) and Position with the Fund Keith F. Hartstein (1956) President and Chief Executive Officer

Principal Occupation(s) and other Directorships during Past Five Years

Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature Services, Inc. (“Signature Services”) (since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (“JHIMS”) (since 2006); President and Chief Executive Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (“JHF III”) and John Hancock Trust (“JHT”) (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005 – 2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler (1955) Secretary and Chief Legal Officer

Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, JHF and JHF III (since 2006); Secretary, JHF II and Assistant Secretary, JHT (since June 2007); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999 – 2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000 – 2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000 – 2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004 – 2006).

Francis V. Knox, Jr. (1947) Chief Compliance Officer

Vice President and Chief Compliance Officer, JHIMS, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, JHF, JHF II, JHF III and JHT (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo (1957) Chief Financial Officer

Chief Financial Officer, JHF, JHF II, JHF III and JHT (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005 – June 2007); Vice President, Goldman Sachs (2005 – June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003 – 2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002 – 2003); Vice President and Treasurer, Deutsche Global Fund Services (1999 – 2002).

Gordon M. Shone (1956) Treasurer

Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, JHF (since 2006); JHF II, JHF III and JHT (since 2005); Vice President and Chief Financial Officer, JHT (2003 – 2005); Vice President, John Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998 – 2000).

John G. Vrysen (1955) Chief Operating Officer

Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since June 2007); Chief Operating Officer, JHF, JHF II, JHF III, and JHT (since June 2007); Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005 until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005 to 2007), Vice President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, Signature Services (since 2005); Chief Financial Officer, JHF, JHF II, JHF III and JHT (2005-June 2007); Vice President and General Manager, John Hancock Fixed Annuities, U.S. Wealth Management (until 2005); Vice President, Operations Manulife Wood Logan (2000 – 2004).

(1) Business address for all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

     Each fund’s Board of Trustees currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not “interested persons.”

The current membership of each Committee is set forth below.

Audit and Compliance	Governance	Contracts/Operations	Investment Performance

Messrs. Ladner, Moore	All Independent Trustees	Messrs. Carlin, Cunningham,	All Independent Trustees
and Ms. McGill Peterson		and Pruchansky

     All members of each fund’s Audit and Compliance Committee are Independent under the Revised Listing Rules of the New York Stock Exchange (“NYSE”), and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee, which is included as Attachment 1 to this proxy. The Audit and Compliance Committee recommends to the full Board the appointment of the independent registered public accounting firm for each fund, monitors and oversees the audits of each fund, communicates with both the independent registered public accounting firm and the internal auditors on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit and Compliance Committee reports that it has: (1) reviewed and discussed each fund’s audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund’s financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by Independent Standards Board Standard No. 1 and discussed with the auditors their independence; and (4) based on these discussions, recommended to the Board that each fund’s financial statements be included in each fund’s annual report for the last fiscal year (see Attachment 2).

     All of the Independent Trustees are members of the Governance Committee. The Governance Committee reviews the activities of the other three standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Governance Committee are independent under the NYSE’s Revised Listing Rules and are Independent Trustees. The Board has adopted a written charter for the Governance Committee, which is included as Attachment 3 to this proxy. The Governance Committee selects and nominates for elections candidates for Independent Trustees. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.

     In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee expects to apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criterion and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

     As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as Trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Governance Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the fund’s proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the fund’s proxy statement. Each of the nominees for election as Trustee was recommended by the Governance Committee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee in care of the secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the fund.

     The Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the fund and other entities. These contracts include advisory, custodial and transfer agency agreements and arrangements with other service providers.

     The Investment Performance Committee monitors and analyzes the performance of the funds generally, consults with the Adviser as necessary if a fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

     Each Board of Trustees and each Committee held four meetings during the most recent fiscal year. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Trustees of the fund; and (2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all Committees.

Trustee Ownership

     The following table provides a dollar range indicating each Trustee’s ownership of equity securities of the funds as well as aggregate holdings of shares of equity securities of all John Hancock funds overseen by the Trustee, as of December 31, 2007.

Trustee Holdings(1)
					All John Hancock
	Investors Trust		Income Securities Trust		Funds Overseen

Name of Trustee	Shares	Dollar Range	Shares	Dollar Range	Dollar Range

Independent Trustees
James F. Carlin	40	$1 – $10,000	60	$1 – $10,000	Over $100,000
William H. Cunningham	—	—	—	—	Over $100,000
Charles L. Ladner	150	$1 – $10,000	200	$1 – $10,000	Over $100,000
John A. Moore	50	$1 – $10,000	—	—	Over $100,000
Patti McGill Peterson	69	$1 – $10,000	96	$1 – $10,000	Over $100,000
Steven R. Pruchansky	—	—	—	—	Over $100,000
Non-Independent Trustee
James R. Boyle	—	—	—	—	—

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “Remuneration of Trustees and Officers.” The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of 1% of the outstanding shares of any fund.

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Securities Exchange Act of 1934 requires a fund’s executive officers, Trustees and persons who own more than 10% of a fund’s shares (“10% Shareholders”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Executive Officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees and Officers

     The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each fund’s most recently completed fiscal year. Any non-Independent Trustees and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

			Total Compensation
			All Funds in the
	Aggregate Compensation		John Hancock

Independent Trustees	Investors Trust	Income Securities Trust	Fund Complex(1)

James F. Carlin	$1,161	$1,208	$ 145,250
Richard P. Chapman, Jr.*#	288	299	35,500
William H. Cunningham*	1,161	1,209	145,250
Ronald R. Dion*†	2,133	2,220	315,250
Charles A. Ladner*	1,195	1,244	146,000
John A. Moore*	1,475	1,535	181,000
Patti McGill Peterson*	1,192	1,244	151,000
Steven R. Pruchansky*	1,441	1,500	180,250

Totals	$10,046	$10,459	$1,299,500

(1)	The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2007. All the Independent Trustees are Trustees of 53 funds in the John Hancock Fund Complex.

*	As of December 31, 2007, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $92,193, Mr. Cunningham was $240,195, Mr. Dion was $859,304, Dr. Moore was $363,017, Mr. Pruchansky was $388,329, Mr. Ladner was $89,569 and Ms. McGill Peterson was $79,183 under the John Hancock Deferred Compensation Plan for Independent Trustees (“the Plan”). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

# Mr. Chapman retired on March 20, 2007. † Mr. Dion passed away on November 30, 2007. Material Relationships of the Independent Trustees

     As of December 31, 2007, none of the Independent Trustees, nor any immediate family member, owned shares of the Adviser or is a principal underwriter of the funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the funds.

     There have been no transactions by the funds since the beginning of the funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000 and in which any Trustee or any of his or her immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $120,000 at any time since that date.

     No Independent Trustee, nor any of his or her immediate family members, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or a principal underwriter of the funds. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, or any officer of such a person.

     Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, has served as a director on a board of a company where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.

Legal Proceedings

     There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the funds or any of its affiliated persons or has a material interest adverse to the funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any trustee or executive officer of the funds within the past five years.

Independent Registered Public Accounting Firm

     The Trustees of each fund, including a majority of each fund’s Independent Trustees, have selected PricewaterhouseCoopers LLC (“PricewaterhouseCoopers”) to act as independent registered public accounting firm for each fund’s fiscal year ending December 31, 2008.

     Representatives from PricewaterhouseCoopers are expected to be present at the shareholders’ meeting and will have the opportunity to make a statement if they desire to do so. The PricewaterhouseCoopers representatives will also be available to respond to appropriate questions at the meeting.

     The following table sets forth the aggregate fees billed by PricewaterhouseCoopers for each fund’s 2006 and 2007 fiscal years for professional services rendered for: (i) the audit of the fund’s annual financial statements and the review of financial statements included in the fund’s reports to stockholders; (ii) assurance and related services that are reasonably related to the audit of the fund’s financial statements; (iii) tax compliance, tax advice or tax planning; and (iv) all services other than (i), (ii) and (iii). The table also discloses the aggregate fees paid during the 2006 and 2007 calendar years to PricewaterhouseCoopers by the Adviser and any entity controlling, controlled by or under common control with, the Adviser (“Adviser Affiliates”) that provides ongoing services to each fund.

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees

	2006	2007	2006	2007	2006	2007	2006	2007

Investors	$26,250	$26,250	$0	$0	$3,500	$3,500	$3000	$5,032
Income Securities	$26,250	$26,250	$0	$0	$3,500	$3,500	$3000	$5,032
Adviser and Adviser Affiliates	$0	$0	$0	$0	$0	$0	$872,192	$1,655,823

     Each fund’s Audit and Compliance Committee has adopted procedures to pre-approve audit and non-audit services for the funds and the Adviser and Adviser Affiliates. These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PricewaterhouseCoopers during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit sources to be approved by the Audit and Compliance Committee prior to engaging PricewaterhouseCoopers.

     In recommending PricewaterhouseCoopers as the funds’ independent registered public accounting firm, the Audit and Compliance Committee has considered the compensation provided to PricewaterhouseCoopers for audit and non-audit services to the Adviser and Adviser Affiliates and has determined that such compensation is not incompatible with maintaining PricewaterhouseCoopers’ independence. The aggregate amount of non-audit fees paid by the funds, the Adviser and Adviser Affiliates that provide services to the funds, which includes amounts described above, were $885,192 and $1,672,887 for the fiscal years ending December 31, 2006 and 2007, respectively. All such non-audit services were pre-approved in accordance with the funds’ policy.

PROPOSAL TWO AMENDMENT OF DECLARATION (Common Shares and Preferred Shares of each fund)

Proposal Two

     Each fund’s Declaration dated October 5, 1984, as amended and stated on August 26, 2003, explicitly prohibits the Trustees from delegating the authority to declare dividends to a committee or to officers of the Trust. Because of this prohibition, the funds currently are not able to follow the normal practice of the other funds overseen by the members of the funds’ Boards of generally delegating the authority to declare dividends to a Dividend Committee. For such other funds, the Dividend Committee normally initially declares dividends, which are then ratified by the full board in the ordinary course. Management believes that this approach is more efficient in declaring dividends than the approach currently employed by the funds.

     Moreover, each Declaration provides that the provision prohibiting the delegation of dividend declaration authority, along with most other provisions of the Declaration, may not amended by the Board without authorization by majority shareholder vote. Accordingly, neither Board can, solely on its own initiative, change this provision.

     Management of the funds believes, and each Board agrees, that it is desirable for the funds to follow the same dividend declaration practices of the other funds overseen by the members of the funds’ Boards. To accomplish this, each Board is seeking shareholder approval of an amendment to the Declarations that would eliminate the prohibition on the delegation of dividend declaration authority and would instead expressly permit this. In arriving at these conclusions, each Board considered information from fund management, as well as various written materials, including a memorandum from fund counsel and a draft of a charter for the Dividend Committee. The Board also reviewed a draft of the proposed amendment, a copy of which is included with this proxy as Attachment 4.

     Under the Declarations, once shareholder authorization is obtained, these amendments must be effected via written instrument signed by at least a majority of the trustees which would be filed with the Massachusetts Secretary of State. Assuming that shareholder approval is obtained, the Board will be requested to (and the Board expects to) execute such a written instrument shortly thereafter. In addition, immediately upon the effectiveness of these amendments to each Declaration, the Board is expected to: constitute and appoint a Dividend Committee for each fund; and adopt a written charter to govern the Committee’s operations.

Vote Required for Proposal Two

     The vote of a majority of the votes cast by the Common Shares and the Preferred Shares of a fund, voting together, is required to amend that fund’s Declaration in the manner described in this Proposal Two.

MISCELLANEOUS

Voting; Quorum; Adjournment

The votes required to approve the proposals are described in the following table:

Proposal One — Election of Trustees

Vote Required

For each class, a plurality of all votes cast, assuming a quorum exists.* A “plurality” means that the eight nominees up for election by the common shares or preferred shares receiving the greatest number of votes of the common shares or preferred shares, as the case may be, will be elected as Trustees, regardless of the number of votes cast.

Common and preferred classes vote separately on this proposal.

Two — Amendment of	A majority of all votes cast, assuming a quorum exists.*
Declaration of Trust	Common and preferred classes vote together on this proposal.

*  In order for a “quorum” to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

Proposal One is considered a routine matter on which brokers holding shares in “street name” may vote without instruction under the rules of the NYSE. While, as noted above, Proposal One is routine, for Proposal Two, which is a non-routine proposal, brokers that are member organizations of the NYSE may vote preferred shares for which they have not received instructions in proportion to the shares for which they have received instructions. Proportionate voting of preferred shares may occur on a non-routine proposal only if: (i) at least 30% of the preferred shares of the fund outstanding and entitled to vote have been voted; (ii) less than 10% of such preferred shares voted against the proposal; (iii) the shareholders of the common shares of the fund have approved the proposal (except with respect to plurality votes); and (iv) a majority of the Independent Trustees of the fund have approved the proposal.

The following table summarizes how the quorum and voting requirements are determined.

Shares	Quorum	Voting

In General	All shares “present” in person or by	Shares present in person will be voted in
	proxy are counted in determining	person by the shareholder at the meeting.
	whether a quorum exists.	Shares present by proxy will be voted by
the proxyholder in accordance with
instructions specified in the proxy.

Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against”
a proposal.

Proxy with No Voting	Considered “present” for determining	Will be voted “for” the proposal by
Instruction (other than	whether a quorum exists.	the proxyholder.
Broker Non-Vote)

Vote to Abstain	Considered “present” for determining	Disregarded. Because abstentions are not
	whether a quorum exists.	votes “cast,” abstentions will have no
effect on whether a proposal is approved.

Proportionately Voted	Considered “present” for determining	Voted in proportion to preferred shares
preferred shares with	whether a quorum exists.	for which the broker received
No Voting Instruction		instructions.

     If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

     The costs of the meetings, including the solicitation of proxies, will be paid by the respective funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds’ investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210-2805, serves as each fund’s investment adviser and administrator. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately per fund plus reasonable expenses.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

  A shareholder will be called on a recorded line at the telephone number in the funds’ account records and will be asked to provide the shareholder’s social security number or other identifying information.
  The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the funds’ Voice Response Unit to vote:

  Read the proxy statement and have your proxy card at hand.
  Call the toll-free-number located on your proxy card.
  Follow recorded instructions.

     With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.

     If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the information on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

  Read the proxy statement and have your card on hand.
  Go to the Web site listed on the card.
  Follow the directions on the Web site. Please call 1-800-852-0218 if you have any problems.
  To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

The Funds’ Adviser and Subadviser

     The funds’ investment adviser is John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210. An affiliate of the Adviser, MFC Global Investment Management (U.S.), LLC, 101 Huntington Ave., Boston, Massachusetts 02119, serves as subadviser to each fund.

Other Matters

     The management of the funds knows of no business to be brought before the annual meetings except as described above. If, however, any other matters were properly to come before the annual meetings, the persons named on the proxy card intend to vote on those matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the funds will provide further information.

     The meeting is scheduled as a joint meeting of the shareholders of both funds because the shareholders of the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the annual meetings is in the best interest of each fund’s shareholders. In the event that any shareholder present at the annual meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund’s meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

     The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other fund.

SHAREHOLDER PROPOSALS

Shareholder proposals, including nominees for Trustee, intended to be presented at a funds’ annual meeting in 2008 must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts, 02210, after _________, but no later than _________, for inclusion in that fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions).

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

JOHN HANCOCK INVESTORS TRUST

JOHN HANCOCK INCOME SECURITIES TRUST

Dated: February 14, 2008

14

ATTACHMENT 1

JOHN HANCOCK FUNDS AUDIT AND COMPLIANCE COMMITTEE CHARTER

     A. Membership. The Audit and Compliance Committee shall be composed exclusively of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”) and who satisfy the independence and financial literacy requirements in this charter. The Audit and Compliance Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. In selecting Independent Trustees to serve on the Audit and Compliance Committee, the Board should select members who are free of any relationship that, in the opinion of the Board, may interfere or give the appearance of interfering with such member’s individual exercise of independent judgment. Unless otherwise determined by the Board, no member of the Audit and Compliance Committee may serve on the audit committee of more than two other public companies (other than another John Hancock Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Audit and Compliance Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit and Compliance Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit and Compliance Committee. At least one member of the Audit and Compliance Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

B. Overview. The Audit and Compliance Committee’s purpose is to:

1.	assist the Board of Trustee’s oversight of (1) the integrity of the funds’ financial statements, (2) the funds’ compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), (3) the independent auditor’s qualifications and independence and (4) the performance of the funds’ internal audit function and independent auditors;

2.	act as a liaison between the funds’ independent accountants and the Board of Trustees;

3.	prepare an Audit and Compliance Committee Report as required by the Securities and Exchange Commission (the “SEC”) to the extent required to be included in the funds’ annual proxy statement or other filings;

     The Audit and Compliance Committee shall discharge its responsibilities and shall access the information provided by the funds’ management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the fund’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit and Compliance Committee and the Board of Trustees recognize that management (including the internal audit staff) and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding a fund’s accounting, auditing, internal control and financial reporting practices than the Audit and Compliance Committee does. Accordingly, the Audit and Compliance Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a fund to its shareholders and others. The independent auditors are responsible for auditing the funds’ annual financial statements. The authority and responsibilities set forth in this charter do not reflect or create any duty or obligation of the Audit and Compliance Committee to plan or conduct any audit, to determine or certify that any fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor’s report.

     C. Oversight. The independent auditors shall report directly to the Audit and Compliance Committee and the Audit and Compliance Committee shall be responsible for oversight of the work of the independent auditors, including resolution of any disagreements between any fund’s management and the independent auditors regarding financial reporting. In connection with its oversight role, the Audit and Compliance Committee should also review with the independent auditors, from time to time as appropriate: significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of a fund’s financial statements; recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the funds and recommended actions which might be taken to prevent or mitigate the risk of problems at the funds arising from such matters; accounting for unusual transactions; adjustments arising from audits that could have a significant impact on the funds’ financial reporting process; and any recent SEC comments on the funds’ SEC reports, including, in particular, any compliance comments. The Audit and Compliance Committee should inquire of the independent auditor concerning the quality, not just the acceptability, of the funds’ accounting determinations and other judgmental areas and question whether management’s choices of accounting principles are, as a whole, conservative, moderate or aggressive.

     D. Specific Responsibilities. The Audit and Compliance Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	To oversee the funds’ auditing and accounting process.

2.	To approve and recommend to the Board of Trustees for its ratification and approval in accord with applicable law the selection, appointment and retention of an independent auditor for each fund prior to the engagement of such independent auditor and, at an appropriate time, its compensation. The Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee should periodically consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm and obtain and review a copy of the most recent report on the independent auditor issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.

3.	To periodically review and evaluate the lead partner and other senior members of the independent auditor’s team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

4.	To confirm that the officers of the funds were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the funds, in each case, during the one-audit-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act.

5.	To pre-approve all non-audit services provided by the independent auditor to the fund or to the fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund.

6.	The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the funds or to a service provider as referenced in Paragraph 5 provided, however, that any such policies and procedures are detailed as to particular services, the Audit and Compliance Committee is informed of each service, and any such policies and procedures do not include the delegation of the Audit and Compliance Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

7.	To monitor the independent auditor of each fund throughout the engagement to attempt to identify: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individuals employed by the auditor are compensated based on selling non-audit services to the fund. The independent auditors should promptly contact the Audit and Compliance Committee or its Chair about any significant issue or disagreement concerning a fund’s accounting practices or financial statements that is not resolved to their satisfaction or if Section 10A(b) of the Exchange Act has been implicated.

8.	To meet with independent auditors, including private meetings as necessary, management’s internal auditors and the funds’ senior management (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review the form and substance of the funds’ financial statements and reports, including each fund’s disclosures under “Management’s Discussion of Fund Performance” and to discuss any matters of concern relating to the funds’ financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants’ comments with respect to the funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review the resolution of any disagreements between the independent accountants and management regarding the funds’ financial reporting; and (v) to review the form of opinion the independent accountants propose to render to the Board and shareholders. The Audit and Compliance Committee should request from the independent auditors a frank assessment of management.

9.	With respect to any listed fund, to consider whether it will recommend to the Board of Trustees that the audited financial statements be included in a fund’s annual report. The Board delegates to the Audit and Compliance Committee the authority to release the funds’ financial statements for publication in the annual and semi-annual report, subject to the Board’s right to review and ratify such financial statements following publication. With respect to each fund, to review and discuss with each fund’s management and independent auditor the funds’ audited financial statements and the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion. The Audit and Compliance Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a fund relating to its annual meeting of security holders or in any other filing required by the SEC’s rules.

10.	To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.

11.	To assist the Board of Trustees in monitoring the Office of the Chief Compliance Officer (the “CCO”) by:

Reviewing, no less frequently than annually, the CCO’s report on the operation of the compliance programs of the funds and compliance programs of the funds’ adviser, sub-advisers, principal underwriter, administrator and transfer agent (collectively, “service providers”).

Reviewing matters relating to the compliance programs of the funds and the compliance programs of their service providers and compliance matters relating to the funds and their service providers as may be presented to the Committee by the CCO.

Making recommendations to the Board of Trustees regarding changes to the funds’ compliance program, as may be necessary or appropriate from time to time.

Reviewing the compliance programs for proposed service providers to the funds, including subadvisers, and making recommendations regarding approval of such compliance programs to the Board of Trustees.

Reviewing regulatory inquiries relating to the funds and their service providers as may be presented to the Committee by the CCO.

Reviewing the CCO’s goals and objectives and making recommendations to the Board of Trustees regarding the CCO’s compensation, including bonus and merit components.

Reviewing the CCO’s annual budget and making recommendations to the Board of Trustees regarding its approval and the amount of such budget that should be an expense of the funds.

12.	To obtain and review, at least annually, a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and each fund, including the disclosures required by any applicable Independence Standards Board Standard. The Audit and Compliance Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

13.	To review with the independent auditor any problems that may be reported to it arising out of a fund’s accounting, auditing or financial reporting functions and management’s response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

14.	To review the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

15.	To receive and consider reports from the independent auditors regarding reviews of the operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

16.	To monitor securities pricing procedures and review their implementation with management, management’s internal auditors, independent auditors and others as may be required.

17.	To establish and monitor, or cause to be established and monitored, procedures for the receipt, retention and treatment of complaints received by a fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund, if any, regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements. The procedures currently in effect are attached as Exhibit A.

18.	To report regularly to the Board of Trustees, including providing the Audit and Compliance Committee’s conclusions with respect to the independent auditor and the funds’ financial statements and accounting controls.

     E. Subcommittees. The Audit and Compliance Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member) as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit and Compliance Committee at its next meeting.

     F. Additional Responsibilities. The Committee shall serve as the “qualified legal compliance committee” (as such term is defined in 17 CFR Part 205) (“QLCC”), the duties of which are listed on Exhibit B to this charter, shall also perform other tasks assigned to it from time to time by the Board of Trustees and will report findings and recommendations to the Board of Trustees, as appropriate.

     G. Funding. Each fund shall provide for appropriate funding, as determined by the Audit and Compliance Committee, in its capacity as a committee of the Board of Trustees, for payment of:

1.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the fund.

2.	Compensation to any counsel, advisers, experts or consultants engaged by the Audit and Compliance Committee under Paragraph J of this charter.

3.	Ordinary administrative expenses of the Audit and Compliance Committee that are necessary or appropriate in carrying out its duties.

     H. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings and making reports to the Board of Trustees, as appropriate. The designation of a person as an “audit committee financial expert”, within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board of Trustees. Any additional compensation of Audit and Compliance Committee members shall be as determined by the Board of Trustees. No member of the Audit and Compliance Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a fund, other than fees paid in his or her capacity as a member of the Board of Trustees or a committee of the Board of Trustees. The members of the Audit and Compliance Committee should confirm that the minutes of the Audit and Compliance Committee’s meetings accurately describe the issues considered by the Committee, the process the Committee used to discuss and evaluate such issues and the Committee’s final determination of how to proceed. The minutes should document the Committee’s consideration of issues in a manner that demonstrates that the Committee acted with due care.

     I. Evaluation. At least annually, the Audit and Compliance Committee shall evaluate its own performance, including whether the Audit and Compliance Committee is meeting frequently enough to discharge its responsibilities appropriately.

     J. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

     K. Review. The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees as it deems desirable.

EXHIBIT A

Policy for Raising and Investigating Complaints or Concerns About Accounting or Auditing Matters

As contemplated by the Audit and Compliance Committee Charter, the Committee has established the following procedures for:

the receipt, retention and treatment of complaints received by a fund regarding accounting, internal accounting controls or auditing matters; and

the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund (“covered persons”) of concerns regarding questionable accounting or auditing matters.

A.	Policy Objectives

The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation. The funds desire and expect that covered persons will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

B.	Procedures for Raising Complaints and Concerns

The funds’ Secretary shall be responsible for communicating these procedures to covered persons. Covered persons with complaints regarding accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters may submit such complaints or concerns to the attention of the funds’ Secretary by sending a letter or other writing to the funds’ principal executive offices. Complaints and concerns may be made anonymously. Alternatively, any complaints or concerns may also be communicated anonymously directly to any member of the Audit and Compliance Committee.

C.        Procedures for Investigating and Resolving Complaints and Concerns

       If any complaints or concerns regarding internal accounting controls or auditing matters that could affect the funds are received through the Ethics Line or any other similar facility maintained by John Hancock Financial Services, they shall be communicated promptly to the funds’ Secretary and shall be reported by the funds’ Secretary to the Audit and Compliance Committee, promptly or quarterly according to the guidelines set forth below.

     The funds’ Secretary shall report to the Audit and Compliance Committee as to whether those responsible for the Ethics Line or similar facility have a procedure in place to communicate promptly any such complaints or concerns to the funds’ Secretary and whether any such communication would violate the terms thereof.

     All complaints and concerns received will be promptly forwarded to the Audit and Compliance Committee or the chair of the Audit and Compliance Committee, unless they are determined to be without merit by Secretary of the funds. If sent only to the chair, the chair may determine the appropriate response or may refer the issues to the entire Audit and Compliance Committee. In any event, the funds’ Secretary will provide a record of all complaints and concerns received (whether or not determined to have merit) to the Audit and Compliance Committee quarterly.

     The Audit and Compliance Committee will evaluate any complaints or concerns received (including those reported to the committee on a quarterly basis and which the funds’ Secretary has previously determined to be without merit). If the Audit and Compliance Committee requires additional information to evaluate any complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information. The Audit and Compliance Committee may, in its discretion, assume responsibility for directing or conducting any investigation or may delegate such responsibility to another person or entity.

     After its evaluation of the complaint or concern, the Audit and Compliance Committee will authorize such follow-up actions, if any, as deemed necessary and appropriate to address the substance of the complaint or concern. The funds reserve the right to take whatever action the Audit and Compliance Committee believes appropriate, up to and including discharge of any employee deemed to have engaged in improper conduct.

     Regardless of whether a complaint or concern is submitted anonymously, the Audit and Compliance Committee will strive to keep all complaints and concerns and the identity of those who submit them and participate in any investigation as confidential as possible, limiting disclosure to those with a business need to know or as required by law or recommended by legal counsel.

     No covered person shall penalize or retaliate against any other covered person for reporting a complaint or concern, unless it is determined that the complaint or concern was made with knowledge that it was false. The funds will not tolerate retaliation against any covered person for submitting, or for cooperating in the investigation of, a complaint or concern. Moreover, any such retaliation is unlawful and may result in criminal action. Any retaliation will warrant disciplinary action against the offending party, up to and including termination of employment.

     John Hancock Advisers, LLC shall include this policy in its employee manual and shall distribute, at least annually, the policy to all of its employees.

     The funds’ Secretary shall retain records of all complaints and concerns received, and the disposition thereof, for five years.

D.   Notification of Others

    At any time during an evaluation or investigation of a complaint or concern, the chair of the Audit and Compliance Committee may notify the funds’ CCO, the QLCC or any other party with a need to know of the receipt of a complaint or concern and/or the progress or results of any review and/or investigation of a complaint or concern. The chair of the Audit and Compliance Committee may provide such level of detail as may be necessary to allow the appropriate consideration by such parties in light of the funds’ ongoing obligations, including, but not limited to, disclosure obligations or any required officer certifications.

EXHIBIT B — QUALIFIED LEGAL COMPLIANCE COMMITTEE “QLCC”) DUTIES AND RESPONSIBILITIES

The QLCC shall adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation.

The QLCC has the authority and responsibility, once a report of evidence of a material violation by a fund, its officers, directors, employees or agents has been received by the QLCC:

1.	to inform the CLO and CEO of such report (except in the case where the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the CLO and CEO and has informed the QLCC of such belief); and

2.	to determine whether an investigation is necessary or appropriate and, if it determines an investigation is necessary or appropriate, to:

	(A)	notify the Board of Trustees;

	(B)	notify the funds’ CCO;

	(C)	initiate an investigation, which may be conducted either by the CLO or by outside attorneys; and

	(D)	retain such additional expert personnel as the QLCC deems necessary;

and, at the conclusion of such investigation, to:

	(A)	recommend, by majority vote, that the fund implement an appropriate response to evidence of a material violation; and

	(B)	inform the CLO, CEO the funds’ CCO and the Board of Trustees of the results of any such investigation and the appropriate remedial measures.

3.	by majority vote, to take all other appropriate action, including notifying the U.S. Securities and Exchange Commission in the event that the fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

ATTACHMENT 2

AUDIT AND COMPLIANCE COMMITTEE REPORT

     The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The Audit and Compliance Committee has reviewed and discussed with the Funds’ management and PricewaterhouseCoopers the audited financial statements of the Funds contained in the Annual Report on Form N-CSR for the 2006 fiscal year. The Audit and Compliance Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Funds’ financial statements.

     The Audit and Compliance Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Compliance Committees) and has discussed with PricewaterhouseCoopers its independence from the Funds.

     Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Trustees that the audited financial statements be included in each Funds’ Annual Report on Form N-CSR for filing with the Securities and Exchange Commission.

Submitted by the Audit and Compliance Committee

John A. Moore, Chairman Charles L. Ladner Patti McGill Peterson

ATTACHMENT 3

JOHN HANCOCK FUNDS GOVERNANCE COMMITTEE CHARTER

     A. Composition. The Governance Committee shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market, Inc. (“NASDAQ”) or any other exchange, as applicable, and are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Governance Committee.

     B. Overview. The overall charter of the Governance Committee is to make recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board, and to assume duties, responsibilities and functions to recommend nominees to the Board, together with such additional duties, responsibilities and functions as are delegated to it from time to time.

     C. Specific Responsibilities. The Governance Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	Except where the funds are legally required to nominate individuals recommended by others, to recommend to the Board of Trustees individuals for nomination to serve as Trustees.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Governance Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3.	To consider and recommend the amount of compensation to be paid by the funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters.

4.	To consider and recommend the duties and compensation of the Chairman of the Board.

5.	To consider and recommend changes to the Board regarding the size, structure and composition of the Board.

6.	To evaluate, from time to time, the retirement policies for the Independent Trustees.

7.	To develop and recommend to the Board guidelines for corporate governance (“Corporate Governance Guidelines”) for the funds that take into account the rules of the NYSE and any applicable law or regulation, and to periodically review and assess the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

8.	To monitor all expenditures of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: legal, consulting and D&O insurance costs; association dues, including Investment Company Institute membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses associated with Trustee attendance at educational or informational conferences; and publication expenses.

9.	To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds or any fund’s investment adviser or principal underwriter, or by the Governance Committee, from time to time, other than as may be engaged directly by another committee.

10.	To periodically review the Board’s committee structure and the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

11.	To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure.

12.	To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate.

     D. Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

     E. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

     F. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

     G. Review. The Committee shall review this Charter periodically and recommend such changes to the Board of Trustees as it deems desirable.

ANNEX A General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.	Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees
The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Governance Committee shall consider the existing
Trustee’s performance on the Board and any committee.

Review of Shareholder Nominations
Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of
Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Governance Committee.
In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the funds’ proxy card.
If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the funds’ proxy statement.

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee.
The Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate

ATTACHMENT 4

Proposed Amendment to Amended and Restated Declarations of Trust

     It is proposed that Section 2.8 of each Declaration be amended as follows to permit the delegation of dividend declaration authority to the Dividend Committee (~~deletions struck through~~ and additions in bold):

Section 2.8. Committees; Delegation. The Trustees shall have the power to appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may exercise some or all of the power and authority of the Trustees as the Trustees may determine (including but not limited to the power to determine net asset value and net income), subject to any limitations contained in the By-Laws, and in general to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust such power and authority and the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient, ~~provided~~, and that, in this regard, without limiting the generality of the foregoing, the Trustees shall have the power to delegate the authority to declare dividends and other distributions on Common Shares and any Preferred Shares to a committee constituted for such purpose and the members of which consist of Trustees, officers, employees or agents of the Trust, provided only that no committee shall have the power

(a)	to change the principal office of the Trust;

(b)	to amend the By-Laws;

(c)	to issue Common Shares;

(d)	to elect or remove from office any Trustee or the Chairman of the Board, the President, the Treasurer or the Secretary of the Trust;

(e)	to increase or decrease the number of Trustees;

(f)	to authorize the repurchase of Common Shares; or

~~(g)~~	~~to declare a dividend or other distribution on the Common Shares;~~ or

(~~h~~g)      to authorize any merger, consolidation or sale, lease or exchange of all or substantially all of the Trust Property.

www.jhfunds.com

P56PX 2/08

P R O X Y

JOHN HANCOCK INVESTORS TRUST

     The undersigned holder of Auction Preferred Shares of beneficial interest (“Preferred Shares”) of John Hancock Investors Trust hereby constitutes and appoints Keith F. Hartstein, Gordon M. Shone and Thomas M. Kinzler, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Monday, March 31, 2008, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 2:00 P.M., Eastern Time, and at any adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1: To elect the following nominees to serve as Trustees of the Trust	For	Withhold
JOHN A. MOORE	o	o
PATTI MCGILL PETERSON	o	o

2:	To amend the Fund’s declaration of trust to permit the Fund’s board to delegate the authority to declare dividends to a dividend committee

o FOR	o AGAINST	o ABSTAIN
P5PXC 2/08

     Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the proposals named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Date __________________________________________________________________________, 2008

__________________________________________________________________________________
Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

JOHN HANCOCK INVESTORS TRUST

Annual Meeting of Shareholders
March 31, 2008

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013

SIGNATURE:______________________ DATE:__________ TIME:__________

☐ Mark this box if you would like the Proxy Card EDGARized: ☐ ASCII ☐ EDGAR II (HTML)

Registered Quantity 40 Broker Quantity 0 Color Stripe Black

Please Mark Here for Address Change or Comments
SEE REVERSE SIDE

JOHN HANCOCK INVESTORS TRUST

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1. Election of Trustees:

(01) James R. Boyle,
(02) James F. Carlin,
(03) William H. Cunningham,
(04) Charles L. Ladner,
(05) Steven R. Pruchansky

☐ FOR ALL NOMINEES ☐ WITHHOLD FROM ALL NOMINEES

☐ ______________________
For all nominees except as noted above

Please be sure to sign and date this Proxy.

Signature: ______________________ Date: __________ Signature: ______________________ Date: __________

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/jhi Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	**1-866-540-5760** Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.